UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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ENTORIAN TECHNOLOGIES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WAYNE R. LIEBERMAN

President and Chief Executive Officer

March 14, 2008

To our Stockholders:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of Entorian Technologies Inc. (formerly Staktek Holdings, Inc.), to be held on Thursday, April 17, 2008, at 1:00 p.m. (Central Standard Time) at Entorian’s headquarters, located at 8900 Shoal Creek Blvd., Suite 125, Austin, Texas 78757.

The agenda for the Annual Meeting is described in the attached Notice of Annual Meeting of Stockholders and the attached Proxy Statement. We urge you to carefully review the attached materials.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote at the meeting, over the Internet, as well as by telephone, or by completing, dating, signing and promptly returning the accompanying proxy in the enclosed postage-paid envelope (to which no postage need be affixed if mailed in the United States) so that your shares may be represented at the Annual Meeting. Returning the accompanying proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person. You may revoke a previously delivered proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

Voting over the Internet, by phone or by proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

We appreciate your support of and continued interest in Entorian Technologies Inc.

Sincerely,

Wayne R. Lieberman

Notice of Annual Stockholders’ Meeting

To be Held April 17, 2008

YOUR VOTE IS IMPORTANT

Notice

Entorian Technologies Inc. (the “Company”) will hold its 2008 Annual Meeting of Stockholders as follows:

Thursday, April 17, 2008

1:00 P.M. (Central Standard Time)

Entorian

8900 Shoal Creek Blvd., Suite 125

Austin, Texas 78757

At the meeting, stockholders will vote to:

(i)	elect six Entorian directors for one-year terms;

(ii)	approve an increase in the number of shares of the Company’s authorized common stock reserved for issuance under the Company’s 2003 Stock Option Plan; and

(iii)	consider such other business as may properly come before the meeting.

You can vote four different ways. You can vote at the meeting, by telephone, by the Internet, or by proxy card. For specific voting information, please see “Questions and Answers About the Proxy Materials, the Annual Meeting and Voting Procedures” on page 2.

Stockholders of record at the close of business on March 3, 2008, are entitled to vote at the Annual Meeting and at any adjournment thereof. On that day, 46,760,825 shares of Entorian common stock were issued and outstanding. Each share entitles the holder to one vote. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our office located at 8900 Shoal Creek Blvd., Suite 125, Austin, Texas 78757.

The Board asks you to vote in favor of the proposals being presented.

We encourage you to read this Proxy Statement carefully. In addition, you may obtain information about Entorian from the Annual Report to Stockholders on Form 10-K included with this mailing and from documents that we have filed with the Securities and Exchange Commission.

PROXY STATEMENT

FOR ANNUAL STOCKHOLDERS’ MEETING

TO BE HELD APRIL 17, 2008

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS,

THE ANNUAL MEETING AND VOTING PROCEDURES

Q:	Why am I receiving these materials?

A:	We are providing these proxy materials to you in connection with the Annual Meeting of Stockholders to take place on April 17, 2008. The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting for the purposes set forth in the accompanying Notice of Annual Stockholders’ Meeting. As a stockholder, you are invited to attend the meeting and are entitled to and requested to vote on the proposals described in this Proxy Statement.

Q:	What information is contained in these materials?

A:	The information included in this Proxy Statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid executive officers, and certain other required information. Our Annual Report to Stockholders on Form 10-K for the year ended December 31, 2007 is also enclosed.

Q:	What proposals will be voted on at the meeting?

A:	There are two proposals scheduled to be voted on at the meeting, which include: (1) the election of six directors and (2) approval of an increase in the number of shares of the Company’s authorized common stock reserved for issuance under the Company’s 2003 Stock Option Plan.

Q:	What is Entorian’s voting recommendation?

A:	Our Board of Directors recommends that you vote your shares “FOR” these proposals.

Q:	What shares owned by me can be voted?

A:	All shares owned by you as of the close of business on March 3, 2008 (the “Record Date”), may be voted by you at the Annual Meeting and at any adjournment thereof. These shares include (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker or bank.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most Entorian stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, Computershare Investor Services, LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Entorian. As the stockholder of record, you have the right to grant your voting proxy directly to Entorian or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee that is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Q:	How can I vote my shares in person at the meeting?

A:	Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting and any adjournment thereof. If you choose to do so, please bring the enclosed proxy card or proof of identification.

Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:	How can I vote my shares without attending the meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. You may be able to do this over the Internet, by telephone or mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

BY INTERNET—If you have Internet access, you may submit your proxy from any location in the world by following the “Vote by Internet” instructions on the proxy card.

BY TELEPHONE—If you live in the United States or Canada, you may submit your proxy by following the “Vote by Phone” instructions on the proxy card.

BY MAIL—You may vote by mail by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in “How Are Votes Counted?”

Q:	Can I revoke and change my vote?

A:	You may revoke and change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this change by granting a new proxy bearing a later date (that automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically request it to be revoked. For shares held beneficially by you, you may accomplish this change by submitting new voting instructions to your broker or nominee.

Q:	How are votes counted?

A:

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the Company’s nominees to the Board and “FOR” on any other matters that properly come before the meeting).

Q:	What is the voting requirement to approve each of the proposals?

A:	A director must receive the affirmative “FOR” vote of a plurality of the votes cast by the stockholders in order to be re-elected. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described in “What is the quorum requirement for the meeting?” below. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	How can I attend the meeting?

A:	You may attend the meeting if you were a registered stockholder, a proxy for a registered stockholder, or a beneficial owner of Entorian common stock with evidence of ownership as of March 3, 2008, the Record Date. If you plan to attend the meeting in person, please complete and return to Entorian’s Corporate Secretary the meeting reservation request form printed on the back of this proxy statement. If you are not a record stockholder, please include evidence of your ownership of Entorian stock with the form (such as an account statement showing you own Entorian stock as of the record date). If you do not have a reservation for the meeting, you may still attend if we can verify your stock ownership at the meeting.

Q:	Where can I find the voting results of the meeting?

A:	We will announce preliminary voting results at the meeting and will publish final results in our quarterly report on Form 10-Q for the second quarter ending June 30, 2008.

Q:	What happens if additional proposals are presented at the meeting?

A:	Other than the proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, W. Kirk Patterson, Senior Vice President and Chief Financial Officer, and Stephanie A. Lucie, Senior Vice President, General Counsel and Corporate Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:	What classes of shares are entitled to be voted?

A:	Each share of our common stock outstanding as of the Record Date is entitled to one vote on each item being voted upon at the Annual Meeting and any adjournment thereof. On the Record Date, we had 46,760,825 shares of common stock issued and outstanding.

Q:	What is the quorum requirement for the meeting?

A:

The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted and present in person or represented by proxy. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted upon at the meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker lacks discretionary voting power to vote the shares.

Q:	Is cumulative voting permitted for the election of directors?

A:	No.

Q:	Who will count the votes?

A:	A representative of Automatic Data Processing, Inc. will tabulate the votes. A representative of Entorian will act as the inspector of the election.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Entorian or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management for review and consideration.

Q:	Who will bear the cost of soliciting votes for the meeting?

A:	The Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you choose to access the proxy materials and/or vote over the Internet or by telephone, however, you are responsible for Internet access or telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for the solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:	May I propose actions for consideration at next year’s Annual Meeting of Stockholders or nominate individuals to serve as directors?

A:	You may submit proposals for consideration at future stockholder meetings.

Stockholder Proposals: In order for a stockholder proposal to be considered for inclusion in Entorian’s Proxy Statement for next year’s Annual Meeting, the written proposal must be received by the Company no later than November 17, 2008. These proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year’s Annual Meeting, written notice must be received by Entorian no later than November 17, 2008, and shall contain the information required by our Bylaws.

Copy of Bylaw Provisions: You may contact the Entorian Corporate Secretary at our headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD STRUCTURE AND COMPENSATION

Our Board currently has seven directors, of whom Harvey B. (Berry) Cash, Kevin P. Hegary and A. Travis White are independent as defined by Rule 4200(a)(15) of the NASDAQ listing standards, and one of whom is an employee director. Because Austin Ventures L.P. and its affiliates own more than 50% of our common stock, we are considered a “controlled company” under NASDAQ Marketplace Rule 4350(c)(5), and we are exempt from NASDAQ rules that would otherwise require that our Board of Directors consist of a majority of independent directors.

We are required by the NASDAQ listing standards to have three independent directors serve on our Audit Committee, and one of our independent directors, Mr. Cash, is not seeking re-election. We are conducting a search to replace him and expect to comply with the cure period permitted by NASDAQ Rule 4350(d)(4).

We have three regular Board committees: Audit, Compensation, and Nominating and Governance. During 2007, we also formed a Special Committee consisting of our independent directors to consider potential transactions in which Austin Ventures owns an interest. The membership and the function of each committee are described below. During the year ended December 31, 2007, the Board held eight meetings and acted by unanimous written consent six times. All directors are expected to attend each meeting of the Board and the committees on which they serve. In 2007, no director attended less than 75% of all of the meetings of the Board and the committees on which he served. The members of the committees and the number of meetings of each of the committees held during the year ended December 31, 2007 are identified in the following table:

Name of Director	Audit	Compensation	Nominating and Governance	Special
Independent Directors:
Harvey B. (Berry) Cash(1)	X	X	X	X
Kevin P. Hegarty	X			X
A. Travis White	Chair	X		X
Other Directors:
Joseph C. Aragona		X	Chair
Clark W. Jernigan		Chair
Joseph A. Marengi(2)
Edward E. Olkkola(3)
Employee Director:
Wayne R. Lieberman
Actions by Unanimous Written Consent for Year Ended Dec. 31, 2007	0	4	0	1
Number of Meetings in Year Ended Dec. 31, 2007	5	1	1	7

1.	Mr. Cash is not seeking re-election.
2.	Mr. Marengi joined the Board in October 2007.
3.	Mr. Olkkola resigned from the Board in October 2007.

In addition, directors are expected to attend our Annual Meetings of Stockholders. All but two of our directors attended this meeting in 2007.

Audit Committee

The Audit Committee is composed of three independent directors, Harry B. (Berry) Cash, Kevin P. Hegarty and A. Travis White (Chair), who review our auditing, accounting, financial reporting and internal control functions, and select our independent registered public accounting firm. In addition, the Committee approves the non-audit services of our independent registered public accounting firm. In discharging its duties, the Committee:

•	reviews and approves the scope of the annual audit and the fees of the independent registered public accounting firm;

•	meets independently with our independent auditors and our senior management; and

•	reviews the general scope of our accounting, financial reporting, annual audit and matters relating to internal control systems, as well as the results of the annual audit.

The Board has determined that each of the members of the Audit Committee is able to read and understand fundamental financial statements and is independent under applicable Securities and Exchange Commission rules and applicable Nasdaq listing standards. The Board has designated Mr. Kevin Hegarty as the “Audit Committee financial expert” who is “independent,” both as defined under applicable Securities and Exchange Commission rules.

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category or services and is generally subject to a budget. The independent registered public accounting firm and management periodically report to our Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. In addition, the Audit Committee has delegated to its Chair, Travis White, the authority to pre-approve services, and Mr. White is required to report any such pre-approval to the Audit Committee at the next regularly scheduled meeting. All of the services described in this Proxy Statement with respect to audit fees, tax fees and all other fees were pre-approved by our Audit Committee pursuant to its pre-approval policy.

For additional information relating to the Audit Committee, see the Report of the Audit Committee of the Board of Directors in this Proxy Statement, as well as the Audit Committee Charter attached to this Proxy Statement as Exhibit A and posted on our web site at www.entorian.com under Investor Relations.

Compensation Committee

The Compensation Committee is composed of four directors, Joseph C. Aragona, Harvey B. (Berry) Cash, who is independent, Clark W. Jernigan (Chair) and A. Travis White, who is independent. The Committee reviews and approves salaries and other matters relating to executive compensation, and administers the Company’s stock option plan, including granting and reviewing stock options to executive officers and other employees. The Compensation Committee also reviews and approves various other company compensation plans, policies and matters. For additional information relating to the Compensation Committee, see “Executive Compensation and Other Information” set forth below. In addition, the Charter of the Compensation Committee is attached to this Proxy Statement as Exhibit B and is posted on our web site under Investor Relations.

Nominating and Governance Committee

The Nominating and Governance Committee is composed of three directors, Joseph C. Aragona (Chair), Harvey B. (Berry) Cash, who is independent, and Wayne R. Lieberman. Because we are a “controlled company” under NASD Marketplace Rule 4350(c)(5), we are exempt from NASD rules that would otherwise require that this Committee be composed entirely of independent directors. This Committee provides counsel to the Board with respect to Board organization, membership and function, as well as committee structure and membership. The Committee is also responsible for defining the qualifications for candidates for director positions, evaluating qualified candidates, recommending candidates to the Board for election as directors, and proposing a slate of directors for election by stockholders at each Annual Meeting.

The Nominating and Governance Committee has determined that nominees for election as director should have the following qualifications:

(i) possess high personal and professional ethics, integrity and values;

(ii) be committed to representing the long-term interests of the Company’s stockholders;

(iii) have an inquisitive and objective perspective and mature judgment;

(iv) possess experience at policy-making levels in business and technology, and in areas that are relevant to the Company’s activities;

(v) have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated; and

(vi) be prepared to devote appropriate time and attention to the Board and Committee duties required of them.

This Committee will evaluate candidates for directors proposed by directors, stockholders or management in light of the Committee’s views of the current needs of the Board for certain skills, experience or other characteristics, the candidate’s background, skills, experience, other characteristics and expected contributions and the qualification standards set forth above.

The Charter of the Nominating and Governance Committee is attached to this Proxy Statement as Exhibit C and is posted on our web site under Investor Relations.

Special Committee

The Special Committee, formed during 2007, is composed of our three independent directors, Harry B. (Berry) Cash, Kevin P. Hegarty (Chair) and A. Travis White. This committee was formed to consider potential transactions in which Austin Ventures owns an interest. The Special Committee has retained independent banking and legal advisors to advise it.

Other Corporate Governance Matters

Corporate Governance Guidelines. The Board of Directors adopted Corporate Governance Guidelines that are attached to this Proxy Statement as Exhibit D and are posted on our web site under Investor Relations. Among other matters, the Guidelines include the following:

•	The Chief Executive Officer may not serve as the Chairman of the Board;

•	Directors shall retire at the age of 70;

•	The Board will have an Audit, Compensation, and Nominating and Governance Committee. The Audit Committee shall consist solely of independent directors; and

•	The independent directors shall usually meet in executive session either before or after each regularly scheduled Board meeting.

Code of Conduct. The Company has adopted a Code of Conduct that applies to our directors and employees. This Code of Conduct can be found under the Investor Relations section on our web site and is included as Exhibit 14.1 to our Annual Report on Form 10-K for the year ended December 31, 2007.

Committee Authority to Retain Independent Advisors. Each of our committees has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by the Company.

Whistleblower Procedures. The Audit Committee has established procedures for (1) the receipt, retention and treatment of complaints we receive regarding accounting, internal accounting controls or auditing matters, and (2) the confidential and anonymous submission by our employees and others of concerns regarding questionable accounting or auditing matters. We also maintain an anonymous hotline in English and Spanish at www.entorian.com, under Investor Relations, Contact the Board, that is available to anyone with Internet access on a worldwide basis.

Disclosure Committee. We have established a disclosure review committee composed of members of Finance, Legal and management to assist in fulfiling our obligations to maintain disclosure controls and procedures, and to coordinate and oversee the process of preparing our periodic securities filings with the SEC.

Director Compensation

Compensation for certain directors is a combination of cash and equity-based compensation. Joe Aragona, a general partner of Austin Ventures, and Clark Jernigan, a venture partner with Austin Ventures, do not receive any compensation for their Board activities. Directors who receive compensation for their Board positions may not receive consulting, advisory or other compensatory fees from the Company in addition to their Board compensation. The following table sets forth the cash compensation currently payable to directors, other than Entorian employees, Mr. Aragona and Mr. Jernigan:

Annual Director Retainer	$20,000
Audit Chairperson Annual Retainer	$15,000
Board Meeting Attendance Fees per meeting (in person)	$1,000
Committee Meeting Attendance Fees per meeting (in person)	$750
Board and Committee Meeting Telephonic Attendance Fees per meeting	$500

In addition, certain directors receives an option to purchase 100,000 shares of Entorian common stock upon becoming a director, with 25% vesting after one year and the reminder vesting equally over the following 36 months. Upon re-election, independent directors do not receive additional options to purchase common stock.

The table below sets forth the compensation paid to our directors in 2007.

Name(a)	Fees Earned or Paid in Cash ($)(b)	Stock Awards ($)(c)	Option Awards ($)(d)	All Other Compensation ($)(g)	Total ($)(h)
Joseph Aragona	$0	0	$0	0	$0
Berry Cash(1)	$29,750	0	$0	0	$29,750
Kevin Hegarty(2)	$30,500	0	$0	0	$30,500
Clark Jernigan	$0	0	$0	0	$0
Wayne Lieberman(3)	$—	—	$—	—	$—
Joseph Marengi(4)	$6,000	0	$11,646	0	$17,646
Travis White(5)	$45,750	0	$0	0	$45,750

1.	On November 11, 2003, Mr. Cash received a stock option grant to purchase 100,000 shares of common stock of the Company when he joined the Board of Directors, which was granted at $1.44 per share. This grant became 215,000 shares to purchase common stock when the Company effected a 2.15-to-1 stock split in 2004. This grant has a one-year cliff and monthly vesting thereafter. Mr. Cash has not received any other equity grants from the Company.
2.	On February 21, 2006, Mr. Hegarty received a stock option grant to purchase 100,000 shares of common stock of the Company when he joined the Board of Directors, which was granted at $6.09 per share. This grant has a one-year cliff and monthly vesting thereafter. Mr. Hegarty has not received any other equity grants from the Company.
3.	See the Summary Compensation Table for Mr. Lieberman, who is an executive officer of the Company.
4.	On October 15, 2007, Mr. Marengi received a stock option grant to purchase 100,000 shares of common stock of the Company when he joined the Board of Directors, which was granted at $3.41 per share. This grant has a one-year cliff and monthly vesting thereafter. Mr. Marengi has not received any other equity grants from the Company.
5.	On November 19, 2003, Mr. White received a stock option grant to purchase 100,000 shares of common stock of the Company when he joined the Board of Directors, which was granted at $1.44 per share. This grant became 215,000 shares to purchase common stock when the Company effected a 2.15-to-1 stock split in 2004. This grant has a one-year cliff and monthly vesting thereafter. The fair market value of the Company’s common stock on the date of grant was determined to be $4.24 per share. As a result and in accordance with Section 409A of the Internal Revenue Code, in December 2006, the Company and Mr. White entered into an amendment of this grant, postponing the exercise of the portion of the option that was unvested on December 31, 2004 until the earlier of (i) the termination of Mr. White’s service for any reason other than for cause; (ii) ten days prior to a change in control; and (iii) January 1, 2013. Mr. White has not received any other equity grants from the Company.

PROPOSALS TO BE VOTED ON

Proposal No. 1

ELECTION OF DIRECTORS

There are six nominees for election to our Board this year, each of whom has served as a director as of each of the dates listed below. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next Annual Meeting and until their respective successors are elected. There are no family relationships among our executive officers and directors.

Our Board of Directors recommends a vote FOR the election to the Board of each of the following nominees.

Vote Required

A director must receive the affirmative “FOR” vote of a plurality of the votes cast by the stockholders entitled to vote in order to be re-elected. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other effect.

Information About Nominees

JOSEPH C. ARAGONA

Director since May 2003

Mr. Aragona, age 51, is currently Chairman of the Board of Entorian, a position he has held since May 2003. From May 2003 to the closing of the Staktek acquisition in August 2003, Mr. Aragona also served as our President. Mr. Aragona is one of the founders of Austin Ventures and has served as a general partner of Austin Ventures, a venture capital firm and our majority stockholder, since 1982, where he focuses on investments in the information technology industry. Mr. Aragona also currently serves on the Boards of Directors of several privately held companies.

KEVIN P. HEGARTY

Director since February 2006

Mr. Hegarty, age 52, has served as a member of our Board of Directors since February 2006. Mr. Hegarty currently serves as Vice President and Chief Financial Officer of The University of Texas at Austin, a position he has held since October 2001. From 1997 until September 2001, he served as Vice President and Chief Financial Officer of Dell Financial Services and Vice President and Corporate Controller of Dell, Inc. He also held positions of Senior Vice President and Comptroller of Associates First Capital; Controller and Senior Group Financial Manager of Trammell Crow Company; as well as an auditor with PricewaterhouseCoopers.

CLARK W. JERNIGAN

Director since August 2003

Mr. Jernigan, age 46, has served as a member of our Board of Directors since August 2003. Mr. Jernigan has served as a principal and a venture partner for Austin Ventures since October 2001, where he focuses on investments in the semiconductor industry. From 1997 to 2001, he served as Director of Engineering, Vice President and General Manager of the communications division, and Vice President of New Business Development, of Cirrus Logic, Inc. Mr. Jernigan also currently serves on the Board of Directors of several privately held companies.

WAYNE R. LIEBERMAN

Director since October 2005

Mr. Lieberman, age 49, joined the Company in May 2005 as President, and was named Chief Executive Officer and director in October 2005. From February 2003 until September 2004, he served as Vice President and

General Manager of the Enterprise Business Unit, Communications Business Group, of Marvell Semiconductor, Inc., a provider of storage, communications and consumer silicon solutions. From September 2001 to February 2003, he held the position of Executive Vice President of Corporate Strategy and Business Development for Radlan Inc., a provider of enterprise networking software, and from May 1996 to September 2001, he served as Worldwide Manager of DSP SW Business Strategy at Texas Instruments (TI). Prior to that, he worked in various management positions at Tartan Laboratories, Inc., which was acquired by TI in 1996, Legent, Inc., Calay Systems, Inc. and Compunetics, Inc.

JOSEPH A. MARENGI

Director since October 2007

Mr. Marengi, age 54, has served as a member of our Board of Directors since October 2007. He has been a venture partner with Austin Ventures since August 2007, and formerly spent 10 years with Dell Inc., most recently as senior vice president and general manager of Dell Americas from June 1997 until March 2007. He joined Dell from Novell, where he most recently served as president and chief operating officer. Mr. Marengi currently serves on the Board of Directors of Hovnanian Enterprises, a home builder, and Quantum Corporation, a technology company specializing in storage back-up, recovery and archiving.

A. TRAVIS WHITE

Director since November 2003

Mr. White, age 62, has served as a member of our Board of Directors since November 2003. From April 1998 to January 2000, Mr. White served as President and Chief Executive Officer of Centillium Communications, Inc., a provider of integrated silicon solutions for the broadband industry. From February 1995 to March 1998, he served as a Senior Vice President of Sony Corporation and as President of Sony Semiconductor Co. of America. From August 1983 to February 1995, Mr. White served in various senior management positions with LSI Logic Corporation, a developer of integrated circuits and storage systems, including as Chairman, President and Chief Executive Officer of LSI’s publicly traded Canadian company and as Senior Vice President of European Operations. Mr. White also currently serves on the Boards of Directors of Microtune, Inc. and two privately held companies.

Proposal No. 2

INCREASE IN THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

RESERVED FOR ISSUANCE UNDER THE 2003 STOCK OPTION PLAN

The Company’s stockholders are being asked to approve an increase in the number of shares of authorized common stock reserved for issuance under the 2003 Stock Option Plan (the “Option Plan”).

The increase in the Option Plan was adopted by the Board of Directors on March 12, 2008, subject to and effective upon the date of stockholder approval. If approved, an additional 3.5 million shares of common stock will be reserved for issuance under the Option Plan (the “Plan Increase”), subject to adjustment as provided below. A copy of the Option Plan is attached as Exhibit E.

The Board believes that the Option Plan is an integral component of the Company’s benefits program that is intended to provide employees with an incentive to exert maximum effort for the success of the Company and to participate in that success through the acquisition of the Company’s common stock. In addition, the Board expects the Option Plan to play an important part in employee retention, which is essential for the Company to remain competitive, particularly when many other high-tech companies provide this type of program. Also, while the Board expects to use part of this increase for existing Entorian employees, the Board expects a significant portion of this increase to be reserved for employees of companies that the Company may acquire in the future.

Description of the 2003 Plan

The purpose of the 2003 Plan is to advance the interests of our Company by providing an incentive to attract, retain and motivate highly qualified and competent persons who are important to us and upon whose efforts and judgment the success of our Company is largely dependent, including our employees and directors.

Eligibility. Awards under the 2003 Plan may be granted to persons selected by the Board of Directors for participation in the 2003 Plan who are directors, officers or other employees of the Company or a parent or subsidiary company of the Company, as well as consultants of the Company, provided that no award will be granted to any otherwise eligible person at a time when the individual would prohibited from participating in the 2003 Plan under applicable law. Approximately 100 individuals are eligible for awards under the 2003 Plan, including our non-employee directors and three executive officers.

Administration. The 2003 Plan is administered by our Board of Directors. The Board of Directors determines, from time to time, those of our employees and directors to whom Plan options will be granted, the terms and provisions of the 2003 Plan options, the dates such 2003 Plan options will become exercisable, the number of shares subject to each 2003 Plan option, the purchase price of these shares and the form of payment of the purchase price. All other questions relating to the administration of the 2003 Plan, and the interpretation of the provisions thereof, are to be resolved at the sole discretion of the Board of Directors.

Shares Subject to the 2003 Plan. Pursuant to the Plan Increase, if approved, a maximum of 15,030,000 shares of our common stock will be available for awards under the 2003 Plan, subject to adjustment as described below. No more than 15,030,000 shares of our common stock may be made subject to options granted under the 2003 Plan that are intended to be “incentive stock options’ within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”). If any shares subject to an award granted under the 2003 Plan are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares, or if shares of stock are surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award, those shares will again be available for awards under the 2003 Plan. Upon the exercise of any award granted under the 2003 Plan in tandem with any other award, the related award will be cancelled to the extent of the number of shares as to which the award is exercised and such shares will not again be available for awards under the 2003 Plan. In the event that the Board of Directors determines that any corporate event, such as a dividend or other distribution, recapitalization, stock split, reorganization, merger, spin-off or the like, affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of plan participants, then the Board of Directors will make those adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares or other property that may thereafter be issued in connection with future awards, (ii) the number and kind of shares or other property that may be issued under outstanding awards, (iii) the exercise price or purchase price of any outstanding award and (iv) the individual share limitations applicable to awards granted under the 2003 Plan.

Terms of Awards. Plan options granted under the 2003 Plan may either be options qualifying as incentive stock options under Section 422 of the Code, or options that do not so qualify. Any incentive option granted under the 2003 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any incentive option granted to an eligible employee owning more than 10% of our common stock must be at least 110% of such fair market value as determined on the date of the grant.

The term of each option and the manner in which it may be exercised is determined by the Board of Directors, provided that no option may be exercisable more than ten years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of our common stock, no more than five years after the date of the grant.

The per share purchase price of shares subject to options granted under the 2003 Plan may be adjusted in the event of certain changes in our capitalization, but any such adjustment will not change the total purchase price payable upon the exercise in full of options granted under the 2003 Plan. All options are nonassignable and nontransferable, except by will or by the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by such optionee. Previously granted options are subject to early termination in the event of the death or disability of the option holder, or in the instance of options granted to employees, the termination of that employee’s employment with our company.

Amendment; Termination. The Board of Directors may amend, suspend or terminate the 2003 Plan at any time, except that, without the consent of the Company’s stockholders, no amendment shall be made which:

•	increases the total number of shares subject to the 2003 Plan (except in either case in the event of adjustments due to changes in our capitalization);

•	changes the class of persons eligible to receive incentive stock options; or

•	requires the approval of the Company’s stockholders under any applicable law, rule or regulation.

No termination or amendment of the 2003 Plan shall affect any then-outstanding stock option unless expressly provided by the Board. In any event, no termination or amendment of the 2003 Plan may adversely affect any then-outstanding stock option without the consent of the optionee, unless such termination or amendment is required to enable an option designated as an incentive stock option to qualify as an incentive stock option or is necessary to comply with any applicable law, regulation or rule.

Unless the 2003 Plan is earlier suspended or terminated by the Board of Directors, the 2003 Plan terminates ten years from the date of the 2003 Plan’s adoption. Any termination of the 2003 Plan does not affect the validity of any options previously granted thereunder.

The potential benefit to be received from a Plan option is dependent on increases in the market price of the common stock. The ultimate dollar value of the 2003 Plan options that have been or may be granted under the 2003 Plan is not currently ascertainable. On January 31, 2008, the closing price of our common stock as reported on the Nasdaq Global Market was $1.78. The above description of the 2003 Plan is qualified in its entirety by reference to the full text of the 2003 Plan, a copy o f which is attached as Exhibit E, as well as the terms and conditions of any agreement governing the grant of an award under the 2003 Plan.

TAX ASPECTS

The following discussion applies to the 2003 Plan and is based on federal income tax laws and regulations in effect. It does not purport to be a complete description of the federal income tax consequences of the 2003 Plan, nor does it describe the consequences of applicable state, local or foreign tax laws. Accordingly, any person receiving a grant under the 2003 Plan should consult with his or her own tax adviser.

The 2003 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code. An employee granted an incentive option does not recognize taxable income either at the date of grant or at the date of its timely exercise. However, the excess of the fair market value of common stock received upon exercise of the incentive option over the 2003 Plan option exercise price is an item of tax preference under Section 57(a)(3) of the Code and may be subject to the alternative minimum tax imposed by Section 55 of the Code.

Upon disposition of stock acquired on exercise of an incentive option, long-term capital gain or loss is recognized in an amount equal to the difference between the sales price and the incentive option exercise price, provided that the option holder has not disposed of the stock within two years from the date of grant and within one year from the date of exercise. If the incentive option holder disposes of the acquired stock (including the transfer of acquired stock in payment of the exercise price of an incentive option) without complying with both of these holding period requirements (“Disqualifying Disposition”), the option holder will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive option is exercised (the value six months after the date of exercise may govern in the case of an employee whose sale of stock at a profit could subject him or her to suit under Section 16(b) of the Securities Exchange Act of 1934) or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares are held. In the event of a Disqualifying Disposition, the incentive option tax preference described above may not apply (although, where the Disqualifying Disposition occurs subsequent to the year the incentive option is exercised, it may be necessary for the employee to amend his or her return to eliminate the tax preference item previously reported).

We are not entitled to a tax deduction upon either exercise of an incentive option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a Disqualifying Disposition. If the holder of an incentive option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the incentive option tax treatment of the exercise. No gain or loss should be recognized on the exchange, and the shares received by the employee, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. The employee will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive option statutory holding period requirements. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the common stock is issued to the employee upon exercise of the incentive option. If an exercise is effected using shares previously acquired through the exercise of an incentive option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

With respect to the holder of non-qualified options, the option holder does not recognize taxable income on the date of the grant of the non-qualified option, but recognizes ordinary income generally at the date of exercise in the amount of the difference between the option exercise price and the fair market value of the common stock on the date of exercise. However, if the holder of non-qualified options is subject to the restrictions on resale of common stock under Section 16 of the Securities Exchange Act of 1934, such person generally recognizes ordinary income at the end of the six-month period following the date of exercise in the amount of the difference between the option exercise price and the fair market value of the common stock at the end of the six-month period. Nevertheless, such holder may elect within 30 days after the date of exercise to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the option holder is deductible by us in the year that income is recognized.

EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2007

We currently maintain two equity compensation plans: the Amended and Restated 2003 Stock Option Plan and the 2006 Equity-Based Compensation Plan, which provides for the issuance of restricted stock, restricted stock units, stock appreciation rights, bonus stock and other types of equity to our employees, directors and consultants. The following table provides information about the Company’s common stock that may be issued upon the exercise of options under the 2003 Plan, upon the issuance of restricted stock units pursuant to the 2006 Equity-Based Compensation Plan, and the shares of stock issued pursuant to the 2005 Employee Stock Purchase Plan, which purchase plan we terminated, in each case as of December 31, 2007.

	A	B	C
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity compensation plans approved by security holders	5,839,255	$3.31	229,111
Equity compensation plans not approved by security holders	0	N/A	N/A
Total	5,839,255	$3.31	229,111

(1)	Excludes RSUs

Our Board of Directors unanimously recommends a vote FOR the approval of the proposed increase in the Option Plan

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

ADDITIONAL INFORMATION

EXECUTIVE OFFICERS

Wayne R. Lieberman—President and Chief Executive Officer

Mr. Lieberman, age 49, joined the Company in May 2005 as President, and was named Chief Executive Officer and director in October 2005. From February 2003 until September 2004, he served as Vice President and General Manager of the Enterprise Business Unit, Communications Business Group, of Marvell Semiconductor, Inc., a provider of storage, communications and consumer silicon solutions. From September 2001 to February 2003, he held the position of Executive Vice President of Corporate Strategy and Business Development for Radlan Inc., a provider of enterprise networking software, and from May 1996 to September 2001, he served as Worldwide Manager of DSP SW Business Strategy at Texas Instruments (TI). Prior to that, he worked in various management positions at Tartan Laboratories, Inc., which was acquired by TI in 1996, Legent, Inc., Calay Systems, Inc. and Compunetics, Inc.

W. Kirk Patterson—Senior Vice President and Chief Financial Officer

Mr. Patterson, age 50, is currently Senior Vice President and Chief Financial Officer. He joined the Company in November 2003 as Vice President and Chief Financial Officer and was named Senior Vice President in October 2005. From July 2003 to November 2003, Mr. Patterson served as Acting Chief Financial Officer, Vice President of Finance and Corporate Controller of Cirrus Logic, Inc., a developer of mixed-signal integrated circuits. From September 2001 to November 2003, he served as Vice President of Finance and Corporate Controller of Cirrus Logic, Inc., and from February 2000 to September 2001, he served as Director, Financial Planning, for Cirrus Logic. From November 1999 to February 2000, Mr. Patterson served as Regional Manager of Accounting Services of PricewaterhouseCoopers, a public accounting firm. From 1980 to 1999, Mr. Patterson served in several positions with BP Amoco Corporation, a provider of energy and petrochemicals, most recently as Manager, Planning and Economics, for the Amoco Energy Group North America.

Stephanie A. Lucie—Senior Vice President, General Counsel and Corporate Secretary

Ms. Lucie, age 45, joined the Company in December 2003 as our Vice President, General Counsel and Corporate Secretary and was named Senior Vice President in October 2005. From July 2003 to December 2003, she served as Vice President, Associate General Counsel and Corporate Secretary of Cirrus Logic, Inc., a developer of mixed-signal integrated circuits. From February 2001 to July 2003, she served as Vice President and Associate General Counsel of Cirrus Logic. From January 1999 to January 2001, she served as Vice President, General Counsel and Corporate Secretary of AltaVista Company, a provider of web site search services and technology. From 1995 to 1999, she was employed by Compaq Computer Corporation, most recently as Vice President and Associate General Counsel. Prior to May 1995, she was in private practice with law firms in New York City and Houston, Texas.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company’s common stock as of February 1, 2008 by (i) each person known to the Company to be a beneficial owner of more than 5% of the Company’s common stock; (ii) each director and nominee for director; (iii) each of the Named Officers in the Summary Compensation Table of the Executive Compensation section of this Proxy Statement; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated in the footnotes, the beneficial owner has sole voting and investment power with respect to the securities beneficially owned, subject only to community property laws, if applicable.

Beneficial Owner	Number of Shares Owned(1)	Percent(2)
Austin Ventures(3)	36,481,999	78%
Joseph C. Aragona(4)	36,481,999	78
Wayne R. Lieberman(5)	766,218	1.6
W. Kirk Patterson(6)	415,092	*
Stephanie A. Lucie(7)	364,386	*
Harvey B. Cash(8)	215,000	*
A. Travis White(9)	215,000	*
Kevin P. Hegarty(10)	54,166	*
Clark W. Jernigan(11)	34,000	*
Joseph A. Marengi	0	0
All current executive officers and directors as a group (9 persons)	38,545,861	82.5%

*	Less than 1% of the outstanding common stock
1)	Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options. Except as otherwise noted, options granted under the Entorian Holdings, Inc. 2003 Stock Option Plan are immediately exercisable, subject to our right to repurchase unvested shares at their initial purchase price, which repurchase rights lapse over a four-year period in most cases.
2)	Percentage ownership is based on 46,703,794 shares of common stock issued and outstanding on January 31, 2008. Shares of common stock, which are currently exercisable or will become exercisable within 60 days after January 31, 2008, are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.
3)	Includes 18,186,278 shares of our common stock held by Austin Ventures VII, L.P. and 18,295,721 shares of our common stock held by Austin Ventures VIII, L.P. The sole general partner of Austin Ventures VII, L.P. is AV Partners VII, L.P. The general partners of AV Partners VII, L.P. are Mr. Aragona, Kenneth P. DeAngelis, John D. Thornton and Blaine F. Wesner. The sole general partner of Austin Ventures VIII, L.P. is AV Partners VIII, L.P. The general partners of AV Partners VIII, L.P. are Mr. Aragona, Kenneth P. DeAngelis, Christopher A. Pacitti, John D. Thornton and Blaine F. Wesner. Each of Messrs. Aragona, DeAngelis, Pacitti, Thornton and Wesner disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. The address of both of these funds is 300 West 6th Street, Suite 2300, Austin, Texas 78701.
4)	Includes 18,186,278 shares of our common stock held by Austin Ventures VII, L.P. and 18,295,721 shares of our common stock held by Austin Ventures VIII, L.P. Mr. Aragona is a general partner of each of the sole general partners of Austin Ventures VII, L.P. and Austin Ventures VIII, L.P. and may be deemed to share voting and investment power with respect to all shares held by Austin Ventures VII, L.P. and Austin Ventures VIII, L.P. Mr. Aragona disclaims beneficial ownership of shares held by these funds except to the extent of his pecuniary interest therein.
5)	Includes 28,131 shares of common stock owned, 734,640 vested options and options that vest within the next 60 days and 3,447 shares of stock that will vest in the next 60 days pursuant to his 2006 and 2007 RSU grants.

6)	Includes 5,986 shares of common stock owned, 408,049 vested options and options that vest within the next 60 days and 1,057 shares of stock that will vest in the next 60 days pursuant to his 2006 and 2007 RSU grants.
7)	Includes 15,504 shares of common stock owned, 347,825 vested options and options that vest within the next 60 days and 1,057 shares of stock that will vest in the next 60 days pursuant to her 2006 and 2007 RSU grants.
8)	Vested options.
9)	Vested options.
10)	Includes 54,166 vested options and options that vest within the next 60 days.
11)	Includes 12,810 shares of our common stock that are held by Mr. Jernigan as custodian for his three minor children under the Uniform Gifts to Minors Act. Mr. Jernigan disclaims beneficial ownership of these shares.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

It is the duty of the Compensation Committee to review and determine the salaries and bonuses of our executive officers, including the Chief Executive Officer, and to establish the general compensation policies for these individuals. The Compensation Committee also has the authority to make discretionary option grants to our executive officers under our 2003 Stock Option Plan and our 2006 Equity-Based Compensation Plan. At least annually, the Compensation Committee reviews and reassesses the adequacy of its charter, a copy of which is attached to this Proxy Statement as Exhibit B. In addition, the Compensation Committee reviews its own performance for purposes of self-evaluation and to encourage continuous improvement on an annual basis.

The Compensation Committee believes that the compensation programs for the executive officers should be designed to attract, motivate, reward and retain talented executives, which are critical to the success of the Company. In addition, the Compensation Committee believes that these compensation programs should relate compensation to corporate performance and increases in stockholder value, as well as reward individual contribution to our success, while providing a total compensation package that is competitive.

General Compensation Policy

The Compensation Committee’s policy is to provide our executive officers with compensation opportunities that are based upon their personal performance, our financial performance and their contribution to that performance and which are competitive enough to attract and retain highly skilled individuals. Each executive officer’s compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance; (ii) variable performance awards payable in cash and tied to our achievement of financial performance goals and individual accomplishments; and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and our stockholders. As an officer’s level of responsibility increases, a greater proportion of his or her total compensation will be variable and dependent upon our financial performance and stock price appreciation rather than base salary.

Factors

The principal factors that were taken into account in establishing each executive officer’s compensation package are described below. However, the Compensation Committee may, in its discretion, apply entirely different factors, such as different measures of financial performance, for future years.

Base Salary

Austin Ventures originally determined the compensation of the executive officers following the acquisition of the Company by Austin Ventures in 2003 and before the Compensation Committee was constituted. This determination was subject to review and adjustment by the Compensation Committee. The Compensation Committee retained an independent compensation consultant, who assessed the executives’ compensation with the 2004 Radford Executive Compensation Survey, compensation information provided by the Culpepper and Associates 2004 High Technology Survey, as well as filings made with the Securities and Exchange Commission of comparable publicly traded companies (collectively, the “Survey Group”).

Since this time, the Compensation Committee has utilized competitive compensation information from Radford (Aon Consulting, Inc.) as well as publicly available compensation information to determine whether the base salaries were competitive and within acceptable ranges for the executive officers. The base salary for each officer reflects the salary levels for comparable positions in the published surveys. The relative weight given to each factor varies with each individual in the sole discretion of the Compensation Committee. Each executive officer’s base salary is evaluated periodically on the basis of (i) the Compensation Committee’s evaluation of the officer’s personal performance for the year and (ii) the competitive marketplace for individuals in comparable positions. Our performance and profitability may also be a factor in determining the base salaries of executive officers. Beginning in 2006, the Compensation Committee began evaluating executive compensation in the summer of each year.

Variable-Performance Awards

Non-Equity Incentive Plan Compensation. Included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table below are variable-performance awards that have typically been paid in quarterly cash payments based on the preceding quarterly results in accordance with the Company’s bonus incentive plans, one of which has been adopted at the beginning of each year to apply for that year. These payments, when the criteria are satisfied, generally have been paid out within 40 days after the end of a quarterly period.

In 2006, the Compensation Committee adopted the 2006 Bonus Incentive Plan (“2006 Bonus Plan”). There were two parts of the 2006 Bonus Plan. The first part covered employees who were at or below the manager level. Bonuses paid to these employees were based on the Company meeting certain corporate goals as determined by the Chief Executive Officer at the beginning of each calendar quarter. As long as adjusted operating income, which was defined as pro forma operating income plus the expense of the 2006 Bonus Plan, was positive for the quarter, employees in this group were paid up to 18% of their quarterly base salary based on the goal achievement set forth above. The second part of the 2006 Bonus Plan covered director-level employees, vice presidents and the President/Chief Executive Officer, with each named executive officer eligible to receive up to the percentage of his or her base salary as set forth below.

The bonuses paid were based on adjusted operating income, with the quarterly targets set by the Board of Directors on a quarterly basis. The Company must have achieved at least 75% of a quarterly target in order for any bonus to be paid for that quarter, although the Board could waive this 75% threshold in a quarter, as it deemed appropriate. The payments were scaled from a 75% payout for achieving 75% of the adjusted operating income target, to a 100% payout for achieving 100% or more of the quarterly target. If the adjusted operating income for the year was between 75%—100% of the annual target, the fourth quarter bonus was calculated to achieve the greater of: 1) the amount as determined under the same process as the first three quarters, or 2) the amount required to achieve a full-year payout equal to the ratio of the full-year adjusted operating income to the adjusted operating income annual target. If adjusted operating income for the year was between 100%—120% of the annual target, a pool of 5% of the incremental amount (from 100% to 120%) was established and paid as an additional part of the fourth quarter bonus. For adjusted operating income greater than 120% of the annual target, a pool of 10% of the incremental amount (over 120%) would established and paid as an additional part of the fourth quarter bonus.

The Board of Directors adopted the 2007 Bonus Incentive Plan (the “2007 Bonus Plan”), in large part based on the 2006 Bonus Plan. The 2007 Bonus Plan was the same as the 2006 Bonus Plan, until November 1, 2007, when the Board amended it to provide that bonuses would be paid to all employees based on the same criteria. Following the amendment, bonuses were based on adjusted operating income, which was defined as pro forma operating income, excluding (i) bonus expense for the fourth quarter; (ii) earn-out expenses associated with the Southland acquisition; and (iii) Southland integration costs. Pro forma operating Income was defined as operating income as reported under generally accepted accounting principles (GAAP), less amortization and impairment of acquisition intangibles and stock option compensation expense. The Company must have achieved the quarterly threshold in order for any bonus to be paid for that quarter, although the Board could waive this threshold in a quarter, as it deemed appropriate. The payment was scaled from a 75% payout for achieving the quarterly threshold, to a 100% payout for achieving 100% or more of the quarterly target. The Board of Directors determined the quarterly threshold and quarterly target for the fourth quarter. No payments were made under this plan for 2007.

Other Payments. For 2006, the Company met 98% of its targeted annual adjusted operating income established by the Board of Directors at the beginning of 2006. As a result of this accomplishment, the Board authorized a payment to all employees of the Company based on the ratio of the 2006 full-year adjusted operating income to the 2006 adjusted operating income annual target.

On November 1, 2007, the Board of Directors approved a payment for the third quarter of 2007 based on the Company’s acquisition of Southland, its ongoing integration efforts, as well as its performance in a time of transitioning the Company’s business model. The Board approved a payout of 100% based on the payout percentages of each eligible employee as set forth in our 2007 Bonus Plan. On February 1, 2008, the Board of Directors approved a payment for the fourth quarter of 2007 based on the Company’s acquisition and integration activities, as well as other factors. The Board approved a payout of approximately 25% based on the payout percentages of each eligible employee as set forth in the Company’s 2007 Bonus Plan.

The bonus targets as of December 31, 2007 for our executive officers were as follows:

Name	Percentage of Base Salary
Wayne R. Lieberman	120%
W. Kirk Patterson	75%
Stephanie A. Lucie	70%

In 2007, we made the following payments to our executive officers as explained in more detail above:

Name	Q1	Q2	Q3	Q4	Total
Mr. Lieberman	0	0	$105,000	$27,375	$132,375
Mr. Patterson	0	0	$48,750	$12,710	$61,460
Ms. Lucie	0	0	$42,000	$10,950	$52,950

Long-Term Incentives

Grants of stock options and restricted stock units (RSUs) to the named executive officers are made at the discretion of the Compensation Committee. Each grant is designed to align the interests of the executive officer with those of the stockholders and to provide each individual with a significant incentive to manage the company from the perspective of an owner with an equity stake in the business. Each stock option grant allows the officer to acquire shares of common stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten years). Each option becomes exercisable in a series of installments over a multi-year period, contingent upon the officer’s continued employment. Accordingly, the option will provide a return to the executive officer only if he or she remains employed during the vesting period, and then only if the market price of the shares appreciates over the option term. Each RSU grant vests over four years, and this type of equity is generally granted on a 1:3 ratio compared to stock options. The Compensation Committee generally considers equity grants at either the February or April meeting dates, depending on whether the Company has sufficient equity or whether the Company is requesting approval for additional equity from stockholders at its Annual Meeting in April.

The size of the equity grant to executive officers is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position, the individual’s personal performance in recent periods and his or her potential for future responsibility and promotion. The Compensation Committee also takes into account the unvested equity held by an executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual. Stock price performance has not been a factor in determining annual compensation because the price of our common stock is subject to a variety of factors outside of our control. The Company does not have an exact formula for allocating between cash and non-cash compensation.

Amended and Restated 2003 Stock Option Plan. In 2003, our Board of Directors and stockholders adopted and approved our Option Plan. As explained above, our Option Plan provides for the grant of both incentive stock options that qualify under Section 422 of the Internal Revenue Code and nonqualified stock options. The incentive stock options may be granted only to our employees or employees of any of our subsidiaries. The nonqualified stock options may be granted to our employees, officers, directors and consultants and those of any of our subsidiaries. However, consultants are only eligible to receive awards if they render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The exercise price of incentive stock options must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of incentive stock options granted to 10% stockholders must be at least equal to 110% of the fair market value of our common stock on the date of grant. As of January 31, 2008, we had remaining 565,870 shares of common stock available for issuance under this plan.

The maximum term of the options granted under our Option Plan is ten years. Generally, stock options granted under this plan may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee. However, our Board of Directors may allow exceptions to this restriction for awards that are not incentive stock options. Options granted expire immediately upon the termination of the optionee’s service to us or to a parent or subsidiary of ours for cause, three months following termination if the termination is for reasons other than death, disability or cause, or 12 months following termination if the termination is due to death or disability. Upon a change in control, all outstanding stock options either may be assumed or substituted for by the successor entity. If the successor entity determines not to assume or substitute for these stock options, the vesting provisions of such stock options will be accelerated, and the stock options will terminate upon the change in control if not previously exercised.

2006 Equity-Based Compensation Plan. In 2006, our Board of Directors and stockholders adopted our 2006 Equity-Based Compensation Plan (the “Equity Plan”). Our Board of Directors has appointed the Compensation Committee to administer this plan pursuant to its terms and all applicable state, federal, or other rules or laws, except in the event the Board chooses to take action. Any individual who provides services to the Company or its subsidiaries, including independent directors of and consultants for the Company and who is designated by the Committee to receive an award is eligible to participate.

A participant under this plan is eligible to receive an award pursuant to its terms and subject to any limitations imposed by appropriate action of the Compensation Committee. No Award may be granted if the award relates to a number of shares of common stock that exceeds the number of shares that remain available under this plan minus the number of shares issuable in settlement of or relating to outstanding awards. In addition, in any 12-month period established by the Compensation Committee, no award may be granted for purposes of Section 162(m) of the Code for more than 100,000 shares (subject to any adjustment due to recapitalization or reorganization permitted) and no payment may be made in excess of $700,000 with respect to awards that are not related to common stock. As of January 31, 2008, we had remaining 142,774 shares of common stock available for issuance under this plan.

We may issue stock appreciation rights, restricted stock, restricted stock units, bonus stock, dividend equivalents and other stock-based awards pursuant to this plan. Upon a change in control of the Company (as this term is defined in the Equity Plan), outstanding awards will vest and become fully exercisable.

Perquisites

We do not provide perquisites to our executive officers.

CEO Compensation

The Compensation Committee reviews the President and Chief Executive Officer’s base salary annually, considering Company performance, individual performance and external pay practices. Mr. Lieberman was named CEO in October 2005. In setting his total compensation, the Compensation Committee sought to make that compensation competitive with the compensation paid to chief executive officers of the companies in the

Survey Group, while at the same time assuring that a significant percentage of compensation was tied to Company and individual performance and stock price appreciation. As is the case for other executives of the Company, the Company’s executive pay program, as it relates to the Chief Executive Officer, is highly leveraged toward variable compensation that rewards achievement of pre-determined corporate goals and objectives.

Retirement Benefits

We do not maintain a defined benefit pension plan that covers members of senior management. We do offer a 401(k) plan and a retiree medical policy, both of which are described in more detail below.

Entorian 401(k) Plan. Retirement benefits to our senior management, including the named executive officers, are the same as provided to all employees and are provided through the Entorian Technologies L.P. 401(k) Plan and Trust. This plan is a tax-qualified profit-sharing and 401(k) plan. This plan has one primary component, which is a Company match of $1 for each dollar contributed by participants, up to the first 6% of the participants’ pre-tax deferrals under this plan. The amount matched by the Company for each executive officer in 2007 is as set forth below:

Name	Company Matching Contribution
Wayne R. Lieberman	$13,500
W. Kirk Patterson	$13,500
Stephanie A. Lucie	$13,500

Southland 401(k) Plan. We also maintain the Southland 401(k) Employees Savings Plan, which we acquired with the Southland acquisition (the “Southland Plan”). Under the provisions of the Southland Plan, we made a contribution for 2007 in the amount of $28,000. We merged the Southland Plan into our Entorian Plan effective March 3, 2008.

Retiree Medical Policy. We offer a Retiree Medical Policy to each employee who is at least 60 years of age when retiring from the Company, has had at least five years of active service with us, is an active employee at the time of retirement, and is a department director or member of senior management. In connection with this policy, we provide specified medical, dental and vision coverage to each employee who retires and his or her dependents. We pay the same amount per month towards the cost of this coverage as the monthly amount we paid for him or her in the last month prior to retirement. The retiree is responsible for paying the remaining cost of the coverage, which terminates at age 65.

Pension Benefits

We do not have any plan that provides for payments or other benefits at, following, or in connection with, retirement, other than the Retiree Medical Policy set forth above.

Non-Qualified Deferred Compensation

We do not have any plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Compliance With Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that compensation exceeds $1 million per covered officer in any year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance based compensation paid to the Company’s executive officers for the year ended December 31, 2005 did not exceed the $1 million limit per officer. It is the Committee’s objective that, so long as it is consistent with the Company’s overall business, compensation and retention objectives, the Company will, to the extent reasonable, endeavor to keep executive compensation deductible for federal income tax purposes.

SUMMARY COMPENSATION TABLE

The following table sets forth certain information with respect to compensation earned by our named executive officers in the fiscal years ending December 31, 2007 and December 31, 2006:

Name and Principal Position (a)	Year (b)	Salary ($) (c)(1)		Bonus ($) (d)(2)		Stock Awards ($) (e)(3)		Option Awards ($) (f)(4)		Non-Equity Incentive Plan Compensation ($) (g)(5)		All Other Compensation ($) (i)			Total ($) (j)
Wayne R. Lieberman President and Chief Executive Officer	2007 2006	$ $	338,017 309,808	$ $	132,375 90,951	$ $	124,383 86,321		$23,035 0	$ $	0 275,089	$ $	20,297 21,504	(6) (6)	$ $	638,107 783,673	(7) (7)

W. Kirk Patterson Senior Vice President and Chief Financial Officer	2007 2006	$ $	246,529 225,179	$ $	61,460 38,069	$ $	56,053 26,472		$22,335 0	$ $	0 116,779	$ $	13,500 13,200	(8) (8)	$ $	399,877 419,699	(7) (7)

Stephanie A. Lucie Senior Vice President, General Counsel and Corporate Secretary	2007 2006	$ $	230,486 214,119	$ $	52,950 35,996	$ $	56,053 26,472	$ $	39,085 2,841	$ $	0 105,923	$ $	13,500 12,847	(8) (8)	$ $	392,074 398,198	(7) (7)

(1)	The current base salary for Mr. Lieberman is $350,000, for Mr. Patterson it is $260,000 and for Ms. Lucie it is $240,000.
(2)	In the third and fourth quarters of 2007, the Board of Directors authorized a payment to all eligible employees based on the Company’s work in acquiring and integrating Southland. In 2006, the Company met 98% of its targeted annual adjusted operating income established by the Board of Directors at the beginning of 2006. As a result of this accomplishment, the Board authorized a payment to all employees of the Company based on the ratio of the 2006 full-year adjusted operating income to the 2006 adjusted operating income annual target.
(3)	Restricted stock unit grants made in 2006 and 2007, subject to four-year vesting. The executives will forfeit these grants upon termination of employment prior to the vesting date. The amounts shown set forth the FAS 123R expense recognized by the Company.
(4)	Grants of options to purchase common stock, which are subject to four-year vesting. The executives will forfeit these grants upon termination of employment prior to the vesting date. The total shown includes the FAS 123R expense recognized by the Company for unvested equity awards.
(5)	No bonuses were paid pursuant to the Company’s 2007 Bonus Incentive Plan.
(6)	For 2007, includes $13,500 in matched contributions under our 401(k) Plan and $6,798 for reimbursement of life insurance as set forth in Mr. Lieberman’s employment agreement. For 2006, includes $13,200 in matched contributions under our 401(k) plan and $8,304 for reimbursement of life insurance as set forth in Mr. Lieberman’s employment agreement.
(7)	The total shown includes the FAS 123R expense recognized by the Company for unvested equity awards.
(8)	Matched contributions under our 401(k) plan.

Outstanding Equity Awards at Year-End Table

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2007 with respect to the named executive officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007

	Option Awards(1)						Stock Awards(2)
Name(a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)		Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($) (j)(3)
Wayne R. Lieberman	650,682 0	356,825 80,000	356,825 80,000	$ $	2.70 2.73	5/16/2015 5/11/2017	— —	— —	42,188 75,000	$ $	82,688 147,000

W. Kirk Patterson	302,835 27,072 37,517 50,000 0	0 0 0 0 80,000	0 0 0 13,542 80,000	$ $ $ $ $	0.67 0.67 1.97 4.02 2.73	11/17/2013 11/19/2013 11/19/2013 1/12/2015 5/11/2017	— —	— —	12,938 23,000	$ $	25,358 45,080

Stephanie A. Lucie	268,750 93,735 2,333 0	0 0 4,667 140,000	0 25,387 4,667 140,000	$ $ $ $	8.37 4.02 6.09 2.73	12/18/2013 1/12/2015 8/3/2016 5/11/2017	— —	— —	12,938 23,000	$ $	23,358 45,080

1.	All options vest over four years, with a one-year cliff and monthly vesting thereafter.
2.	All restricted stock units vest over four years, with a one-year cliff and quarterly vesting thereafter.
3.	Based on the closing price of the Company’s common stock on December 31, 2007 of $1.96. This market value represents the aggregate value of the award, which vests over four years.

Potential Payments Upon Termination or Change in Control and Employment Contracts

We have entered into executive employment agreements with Mr. Lieberman, Mr. Patterson and Ms. Lucie.

In May 2005, we entered into an executive employment agreement with Mr. Lieberman, which we amended in October 2005 upon Mr. Lieberman’s appointment to the position of Chief Executive Officer. His original executive employment agreement in May 2005 provided for an initial employment term of two years, subject to successive one-year renewal periods following the expiration of the initial term, but the agreement could be terminated by either party, with or without cause, upon 30 days’ prior written notice, subject to certain severance and non-competition obligations. The agreement also provided that in the event his employment was terminated without cause, as defined in the employment agreement, Mr. Lieberman was entitled to 12 months of base salary (following a six-month waiting period if required by Section 409A of the Internal Revenue Code) and 12 months’ accelerated vesting of his stock options. This employment agreement included an agreement by Mr. Lieberman not to compete with us for a period of 12 months following the termination of employment. In October 2005, we amended this agreement to reflect Mr. Lieberman’s promotion to Chief Executive Officer. The term was extended to three years from the amendment date; the definition of “cause” was revised; his base salary was increased to $325,000; his bonus percentage was increased to 120%; his relocation allowance was increased to $120,000; the terms of his stock options were amended so that all of his outstanding options to purchase common stock would vest upon a change of control of the Company; and we included certain language to address Section 409A of the Code.

In November 2003, we entered into an executive employment agreement with Mr. Patterson for the position of Vice President and Chief Financial Officer, and in December 2003 we entered into an executive employment agreement with Ms. Lucie for the position of Vice President, General Counsel and Secretary. These agreements provided for an initial employment term of two years, subject to successive one-year renewal periods following the expiration of the initial term, but each agreement could be terminated by either party, with or without cause, upon 30 days’ prior written notice, subject to certain severance and non-competition obligations. The agreements also provided that in the event their employment was terminated without cause, as defined in each employment agreement, Mr. Patterson and Ms. Lucie were entitled to 12 months of base salary and 12 months’ accelerated vesting of their initial stock option grants. These employment agreements included an agreement by each executive not to compete with us for a period of 12 months following the termination of employment. In October 2005, we amended these agreements to reflect the promotion of each of Mr. Patterson and Ms. Lucie to Senior Vice President, to reflect an increase in their base compensation, and to extend the term of each agreement for two years from the amendment date. In May 2007, we amended these agreements to provide for the vesting of certain stock options in the event of a change of control; to include the definition of ‘good reason’ in the event of a termination without cause; to allow for an additional three month to exercise options following termination; as well as to include certain language to address Section 409A of the Code. In March 2008, we amended these agreements to include certain language to address the final rules adopted in connection with Section 409A of the Code and extended the agreements for two years from the date of amendment.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee and none of our executive officers has a relationship that would constitute an interlocking relationship with executive officers and directors of another entity.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee of the Board of Directors will not be deemed to be “soliciting materials” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts of subject to Regulations 14A or 14C of the Exchange Act.

Report of the Audit Committee of the Board of Directors

The Audit Committee is comprised solely of independent directors, as defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ (“NASD”) listing standards, and it operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Exhibit A. At least annually, the Audit Committee reviews and reassesses the adequacy of its charter. The composition of the Audit Committee, the attributes of its members, and the responsibilities of the Committee, as reflected in its charter, are intended to comply with applicable requirements for corporate audit committees. In addition, the Committee reviews its own performance for purposes of self-evaluation and to encourage continuous improvement on an annual basis.

As described more fully in its charter, the primary focus of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards, applicable laws and regulations. The Company’s independent auditing firm, Ernst & Young LLP, is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board.

In accordance with the Sarbanes-Oxley Act, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm.

The Committee serves an oversight role for the Board of Directors in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Committee’s members in business, financial and accounting matters. The Committee members are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Committee certify that the independent auditors are “independent” under applicable rules.

In this context, the Audit Committee has met and held discussions with management and Ernst & Young. Management represented to the Audit Committee that the audited consolidated financial statements of Entorian contained in the Company’s Annual Report to Stockholders for the year ended December 31, 2007, were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with Ernst & Young matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with Ernst & Young the firm’s independence. In addition, the Audit Committee has considered whether the provision of non-audit services is compatible with maintaining Ernst & Young’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management, and the report of the independent registered public accounting firm to the Audit Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in Entorian’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s Board of Directors:

A. Travis White, Chairman

Harvey B. Cash

Kevin P. Hegarty

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors appointed Ernst & Young as Entorian’s independent registered public accounting firm to audit Entorian’s consolidated financial statements for the year ended December 31, 2007. During this year, Ernst & Young served as the Company’s independent registered public accounting firm and also provided certain tax services. Representatives of Ernst & Young attended all meetings of the Audit Committee in 2006. The Audit Committee has appointed Ernst & Young as the Company’s independent registered public accounting firm to audit its consolidated financial statements for the year ended December 31, 2008.

For additional information relating to the Audit Committee, see the Report of the Audit Committee of the Board of Directors in this Proxy Statement, as well as the Audit Committee Charter attached to this Proxy Statement as Exhibit A and posted on our web site under Investor Relations.

A representative of Ernst & Young is expected to attend the meeting and be available to respond to questions and, if he or she desires, to make a statement.

Audit and Related Fees

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young for the years 2007 and 2006.

	2007	2006
Audit Fees(1)	$397,266	$295,730
Audit-Related Fees(2)	157,342	5,800
Tax Fees(3)	0	8,720
All Other Fees(4)	18,774	1,624
TOTAL	$573,382	$311,874

(1)	Audit Fees. Fees for audit services include fees associated with our annual audit and the reviews of our quarterly reports on Form 10-Q.
(2)	Audit-Related Fees. Principally $157,342 for due diligence in connection with our Southland acquisition in 2007 and includes fees associated with registration statements filed on Form S-8 and accounting consultations in 2006.
(3)	Tax Fees. For 2006, includes $500 for tax compliance services and $8,220 for all other tax services, including tax advice and tax planning.
(4)	All Other Fees. Fees of $1,674 for the purchase of accounting-related online research tools each year and $17,150 in 2007 for non-resident tax consulting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with Austin Ventures

Austin Ventures and its affiliates beneficially own approximately 78% of our outstanding common stock. Set forth below is a brief description of the existing relationships and agreements between Austin Ventures and us.

Board of Directors

Joseph Aragona, a general partner of Austin Ventures, is Chairman of our Board of Directors and serves as Chair of our Nominating and Governance Committee. Clark Jernigan, a venture partner of Austin Ventures, is one of our directors and serves as Chair of our Compensation Committee. Joseph A. Marengi, a venture partner of Austin Ventures, is one of our directors.

Registration Rights

Austin Ventures has registration rights with respect to the shares of our common stock that it holds.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten-percent stockholders are also required by the federal securities rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of the forms received by it, or written representations from certain reporting persons, the Company believes that during the last year, all filings were made on a timely basis except for one Form 4 for each of the executive officers as a result of one vesting date in connection with a grant of restricted stock units, which omission was corrected.

HOUSEHOLDING

If you and other residents with the same last name at your mailing address own shares of common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and Proxy Statement for each company in which you hold stock through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.”

If you received a householding communication, your broker will send one copy of Entorian’s 2007 Proxy Statement and Annual Report on Form 10-K for 2007 to your address, unless contrary instructions were given by any stockholder at that address. If you received more than one copy of the proxy materials this year and you wish to reduce the number of reports you receive in the future and save us the cost of printing and mailing these reports, your broker will discontinue the mailing of reports on the accounts you select if you mark the designated box on your proxy card, or follow the instructions provided when you vote over the Internet.

You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to ADP-ICS, 51 Mercedes Way, Edgewood, NY 11717. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if your household received a single set of proxy materials for this year, but you would prefer to receive your own copy, we will send a copy to you if you address your written request to Entorian, Corporate Secretary, 8900 Shoal Creek Blvd, Suite 125, Austin, TX 78757 or contact Shelton Investor Relations at (972) 385-0286 and www.investors@entorian.com.

COMMUNICATING WITH US

We have from time to time received calls from stockholders inquiring about the available means of communications with us. We thought that it would be helpful to describe these arrangements which are available for your use.

Information About Entorian

If you would like to receive information about Entorian, you may use one of these convenient methods:

1. To have information, such as our latest Annual Report on Form 10-K or Form 10-Q, mailed to you, please call Shelton Investor Relations at (972) 385-0286.

2. To view our home page on the Internet, use our Internet address: www.entorian.com. Our home page gives you access to product, marketing and financial data, job listings, and an on-line version of this Proxy Statement, our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Internet access to this information has the advantage of providing you with up-to-date information about us throughout the year. You may also sign up to receive e-mail alerts on the Investor Relations section of our web site.

Communications With Us

If you would like to write to us, please send your correspondence to the following address:

Entorian Technologies Inc.

Attention: Corporate Secretary

8900 Shoal Creek Blvd., Suite 125

Austin, TX 78757

Confidential Hotline

We have two confidential ways for employees and other individuals to report possible violations of our policies, accounting and financial matters, harassment, discrimination and other issues.

Internet

You may report by accessing our web site at www.entorian.com, going to the Investor Relations home page, clicking on “Contact the Board” and completing the online form.

Phone

You may call our confidential hotline at 512/454-9531, ext. 399.

Stockholder Communications With Our Board

Our stockholders may communicate with our Board of Directors or any of our individual directors by submitting correspondence by mail to our Corporate Secretary:

Entorian Technologies Inc.

Attention: Corporate Secretary

8900 Shoal Creek Blvd., Suite 125

Austin, TX 78757

Our Corporate Governance Guidelines provide that the Corporate Secretary will distribute to the Board all communications from stockholders unless there are safety or security concerns that mitigate against transmission of the communication, as determined by the Corporate Secretary. The Corporate Secretary is required to advise the directors of any communication withheld for safety or security reasons as soon as practicable.

Stock Transfer Agent

If you would like to inquire about stock transfer requirements, lost certificates and change of stockholder address, please call our transfer agent, Computershare Inventor Services LLC, at (312) 360-5127. You may also visit its web site at www.computershare.com for step-by-step transfer instructions.

Of course, as a stockholder, you will continue to receive the Annual Report on Form 10-K and Proxy Statement.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

FORM 10-K

We filed an Annual Report on Form 10-K with the Securities and Exchange Commission on March 14, 2008.

BY ORDER OF THE BOARD OF DIRECTORS

Wayne R. Lieberman

President and Chief Executive Officer

Austin, Texas

March 14, 2008

EXHIBIT A

Entorian Technologies Inc.

CHARTER OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

I. PURPOSE

This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Entorian Technologies Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement of the Company’s independent auditor and prepare any reports required of the Committee under rules of the Securities and Exchange Commission (“SEC”).

The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, at its discretion, has the authority to initiate special investigations, and hire special legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary to fulfill its duties under this Charter. The Committee may perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

II. ORGANIZATION AND MEMBERSHIP REQUIREMENTS

The Committee shall consist of three or more directors selected by the Board. The Committee shall be constituted in accordance with the independence and experience requirements of the National Association of Securities Dealers and the SEC.

Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, at least one member shall qualify as an audit committee financial expert in accordance with the rules of the SEC.

The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed or replaced as determined by the Board.

III. MEETINGS

The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company’s financial statements and financial reports. A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members shall represent the valid action of the Committee.

IV. COMMITTEE AUTHORITY AND RESPONSIBILITIES

To fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

A. Oversight of the Company’s Independent Auditor

1. Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each auditor reporting directly to the Committee.

2. Approve in advance the engagement of independent auditors for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any engagement, or delegate to one or more members of the Committee the authority to pre-approve any engagement of independent auditors, provided that any pre-approval by one or more members of the Committee shall be reported to the full Committee at its next scheduled meeting.

3. Establish policies for the hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, taking into account the impact of these policies on auditor independence.

4. Regularly review with the independent auditor any significant difficulties encountered during the course of audits, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of financial statements.

5. Review any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company, or any other material written communication provided by the auditor to the Company’s management.

6. Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that the independent auditor has discussed with management, the ramifications of the use of any alternative disclosures and treatments and the treatment preferred by the independent auditor.

7. Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended.

B. Review of Financial Reporting, Policies and Processes

1. Review and discuss with management and the independent auditor the Company’s annual audited financial statements and quarterly financial statements, including the MD&A portion of the Company’s filings, and any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

2. Review and discuss prior to public release the Company’s earnings press releases, including any “pro forma” or adjusted financial information.

3. Review any analysis prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including the effects of alternative GAAP methods on the financial statements.

4. Review any special audit steps adopted in light of material control deficiencies. Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

5. Review with management its evaluation of the Company’s procedures and controls designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in these reports within the time periods specified by the SEC for the filing of these reports, and consider whether any changes are appropriate in light of management’s evaluation of the effectiveness of the disclosure controls.

C. Risk Management, Related Party Transactions, Legal Compliance and Ethics

1. Review with the chief executive and chief financial officers of the Company any report on significant deficiencies in the design or operation of the internal control structure and procedures for financial reporting that could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in internal controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

2. Review and approve any related-party transactions, after reviewing each transaction for potential conflicts of interests and other improprieties.

3. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4. Prepare, or cause to be prepared, the Report of the Committee required by the rules of the SEC to be included in the Company’s annual proxy statement.

5. Regularly report to the Board on the Committee’s activities, recommendations and conclusions.

6. Review and reassess, at least annually, this Charter’s adequacy as appropriate.

V. COMPENSATION

Each member of the Committee shall be entitled to compensation for meeting attendance and to reimbursement for reasonable out-of-pocket expenses.

EXHIBIT B

Entorian Technologies Inc.

CHARTER FOR THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

I.	PURPOSE

This Charter specifies the scope of the responsibilities of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Entorian Technologies Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary purpose of the Committee is to discharge the Board’s responsibilities relating to compensation and benefits of the Company’s executive officers and directors. In carrying out these responsibilities, the Committee shall review all components of executive officer and director compensation for consistency with the Committee’s compensation philosophy as in effect from time to time.

II.	ORGANIZATION AND MEMBERSHIP REQUIREMENTS

Except as otherwise permitted by the Marketplace Rules of the National Association of Securities Dealers (“NASD”), the Committee shall consist of at least three directors. The Committee shall be constituted in accordance with the independence requirements of the NASD and Securities and Exchange Commission (“SEC”). For so long as the Company remains a “controlled company” as defined in the Marketplace Rules of the NASD, the Committee need not consist entirely of directors meeting the independence requirements of the NASD and SEC.

A director shall not serve as a member of the Committee if the Chief Executive Officer or another executive officer of the Company serves on the compensation committee of another company that employs that director as an executive officer.

The members shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed by the Board.

A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members shall represent the valid action of the Committee.

III.	MEETINGS

The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate, to perform its duties hereunder and to determine the terms, costs and fees for any engagements.

The Committee shall meet as often as it deems appropriate to review the compensation of the executive officers and other employees of the Company and the directors of the Company, and otherwise perform its duties under this Charter.

B-1

IV.	COMMITTEE AUTHORITY AND RESPONSIBILITIES

To fulfill its responsibilities and duties, the Committee, to the extent it deems necessary or appropriate, shall:

1.	Review and approve all compensation for the Chief Executive Officer, including incentive-based and equity-based compensation.

2.	Review and approve all compensation for executive officers other than the Chief Executive Officer, including incentive-based and equity-based compensation.

3.	Review and approve annual performance objectives and goals relevant to compensation for the Chief Executive Officer and the other executive officers and evaluate the performance of the Chief Executive Officer and other executive officers in light of these goals and objectives.

4.	Approve all employment, severance, or change-in-control agreements, special or supplemental benefits, or provisions including the same, applicable to executive officers.

5.	Review and propose to the Board from time to time changes in director compensation.

6.	Review (and recommend revisions to, as appropriate) the Compensation Discussion and Analysis disclosure in the Company’s annual proxy statement and recommend it to the Board of Directors for approval.

7.	Review and approve an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

8.	Perform other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

9.	Make regular reports to the Board of Directors regarding its deliberations.

10.	Review and reassess the adequacy of this Charter as appropriate and recommend any proposed changes to the Board for approval.

B-2

EXHIBIT C

Entorian Technologies Inc.

CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

I.	PURPOSE

This Charter specifies the scope of the responsibilities of the Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Entorian Technologies Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary responsibilities of the Committee are to (i) identify individuals qualified to become Board members; (ii) select, or recommend to the Board, director nominees for each election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates; (iv) consider committee member qualifications, appointment and removal; (v) recommend corporate governance principles, and (vi) provide oversight in the evaluation of the Board and each committee.

II.	ORGANIZATION AND MEMBERSHIP REQUIREMENTS

Except as otherwise permitted by the Marketplace Rules of the National Association of Securities Dealers (“NASD”), the Committee shall consist of at least three directors. The Committee shall be constituted in accordance with the independence requirements of the NASD and Securities and Exchange Commission (“SEC”). For so long as the Company remains a “controlled company” as defined in Marketplace Rules of the NASD, the Committee need not consist entirely of directors meeting the independence requirements of the NASD and SEC.

The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed or replaced by the Board.

A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.

The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder, and to determine the terms, costs and fees for these engagements. Without limitation, the Committee shall have the authority to retain or terminate any search firm to be used to identify director candidates and to determine and approve the terms, costs and fees for these engagements.

III.	MEETINGS

The Committee shall meet as often as it deems necessary to fulfill its responsibilities hereunder, and may meet with management or individual directors at any time it deems appropriate to discuss any matters before the Committee.

C-1

IV.	COMMITTEE AUTHORITY AND RESPONSIBILITY

To fulfill its responsibilities and duties hereunder, the Committee, to the extent it deems necessary or appropriate, shall:

A.	Nominating Functions

1. Evaluate and select, or recommend to the Board, director nominees for each election of directors.

2. Determine criteria for selecting new directors, including desired board skills and attributes, and identify and actively seek individuals qualified to become directors.

3. Consider any nominations of director candidates validly made by stockholders.

4. Review and make recommendations to the Board concerning qualifications, appointment and removal of committee members.

B.	Corporate Governance Functions

1. Develop, recommend for Board approval, and review on an ongoing basis the adequacy of, the corporate governance principles applicable to the Company. These principles shall include director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance evaluation of the Board and committees.

2. Make regular reports to the Board regarding its deliberations.

3. Review and reassess the adequacy of this Charter as appropriate and recommend any proposed changes to the Board for approval.

4. Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

C-2

EXHIBIT D

Entorian Technologies Inc.

BOARD OF DIRECTORS’

CORPORATE GOVERNANCE GUIDELINES

The Board of Directors (the “Board”) of Entorian Technologies Inc. (the “Company”) has adopted these Corporate Governance Guidelines (these “Guidelines”) to further the Board’s goals of providing effective governance of the Company’s business and to promote the effective functioning of the Board and its Committees in their direction of the business and affairs of the Company through the selection and oversight of management. The formal requirements pertaining to the Company’s governance structure can be found in the Company’s certificate of incorporation and bylaws. These Guidelines are intended to provide guidance and insight into the Company’s corporate governance. The Board recognizes that there is an on-going and energetic debate about corporate governance, and these Guidelines are not intended to address all circumstances and events that the Board will face. The Board will review these Guidelines and other aspects of the Company’s corporate governance as often as it deems necessary and will make refinements and changes as circumstances warrant.

Role of Board and Management

The Company’s business is conducted by its employees and officers under the direction of the Chief Executive Officer and the oversight of the Board. The Board, which is elected by the stockholders, is the ultimate decision-making body of the Company except with respect to those matters reserved to the stockholders. The Board selects the Chief Executive Officer and other officers, who are charged with the conduct of the Company’s business. Having selected the senior management team, the Board acts as an advisor and counselor to senior management and ultimately monitors and oversees the performance of management for the benefit of the Company’s stockholders.

The fundamental role of the directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its stockholders. In fulfilling that responsibility, the directors may reasonably rely on the honesty and integrity of the Company’s senior management and legal, accounting, financial and other advisors. In addition to its general oversight of management, the Board also performs a number of specific functions, including:

•	selecting, evaluating and compensating the Chief Executive Officer and other officers and overseeing any succession planning;

•	understanding, reviewing and monitoring implementation of operating plans and budgets;

•	reviewing, approving and monitoring fundamental financial and business strategies and major corporate actions;

•	assessing major risks facing the Company and considering options for their mitigation; and

•	ensuring necessary controls and processes are put into place by management to maintain the integrity of the Company and its financial reporting.

Size of Board

The Board currently has seven (7) members. The Board reviews from time to time the appropriate size of the Board. The Board will consider changing its size to accommodate outstanding candidates or to satisfy specific governance needs.

Presiding Director; Lead Director Concept

The presiding director shall be the Chairman of the Board, if present, or in his absence, the Chief Executive Officer, or in such person’s absence, the director present who has the most seniority on the Board. The Presiding Director shall be responsible to chair the Board’s executive sessions.

The Company does not believe that it is either necessary or desirable to establish a lead director. The Chairman of the Board, who presides at all meetings of the Board, takes the lead role in the boardroom. The Chairman of the various Board Committees takes the lead on matters falling within their purview that should not involve the Chief Executive Officer.

Separation of Chairman and Chief Executive Officer

The Board is free to select its Chairperson in the manner and upon the criteria that it deems best for the Company at the time of selection, except that the Chief Executive Officer shall not be eligible to be selected as Chairperson.

Director Qualifications

The Nominating and Governance Committee is responsible for reviewing with the Board from time to time the appropriate skills and characteristics required of Board members in the context of the current composition of the Board. This assessment should include issues of skill such as understanding of manufacturing, technology, finance and marketing, all in the context of an assessment of the perceived needs of the Board at that point in time. Directors should possess high personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s stockholders. They must also have an inquisitive and objective perspective and mature judgment. We endeavor to have a Board representing diverse experience at policy-making levels in business and technology, and in areas that are relevant to the Company’s activities. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated, and be selected based upon contributions they can make. Board members are expected to rigorously prepare for, attend and participate in all Board and applicable Committee meetings.

Committees

The Board will at all times have an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. The Board may from time to time establish additional committees as necessary or appropriate. Committee members will be appointed by the Board upon the recommendation of the Nominating and Governance Committee. Consideration should be given to rotating committee members periodically, but rotation should not be mandated as a policy.

Each committee will have its own charter. The charters will set forth the purposes of the committees as well as qualifications for committee membership. The charters shall be posted on the Company’s website.

The Chairman of each committee, in consultation with the committee members and senior management, will determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee’s charter. The Chairman of each committee, in consultation with the appropriate members of the committee and management, will develop the committee’s agenda.

Director Independence

The Company is currently a “controlled company” within the meaning of NASD Marketplace Rule 4350(c). As such, the Company is not required to consist of a majority of independent directors. In the event the Company no long becomes a “controlled company,” the Board believes that the Board should consist of a majority of directors who meet the independence requirements of the NASD and any other applicable laws, rules and regulations. The Board will affirmatively determine on an annual basis whether each director is independent and will make any required disclosures.

All members of the Audit Committees will meet the heightened independence standards of the NASD Marketplace Rules, the Securities Exchange Act of 1934, as amended, and any other applicable laws, rules and regulations.

As a “controlled company,” the Company is also exempt from NASD Marketplace Rules 4350(c)(3) and (c)(4) requiring the compensation of officers and the nomination of directors to be determined by a committee of independent directors or a majority of independent directors.

In making a determination regarding a director’s independence, the Board shall consider all relevant facts and circumstances, including the director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, and such other criteria as the Board may, in its discretion, determine relevant.

Director Nomination Process

The Nominating and Governance Committee will review annually the results of the evaluation of the Board and its committees, and the needs of the Board for various skills, experience, expected contributions and other characteristics in determining the director candidates to be nominated at the annual meeting. The Nominating and Governance Committee will evaluate candidates for directors proposed by directors, stockholders or management in light of the Committee’s views of the current needs of the Board for certain skills, experience or other characteristics, the candidate’s background, skills, experience, other characteristics and expected contributions and the qualification standards established from time to time by the Nominating and Governance Committee. If the Committee believes that the Board requires additional candidates for nomination, the Committee may engage a third-party search firm to assist in identifying qualified candidates. All directors and nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Governance Committee. In making the determinations regarding nominations of directors, the Nominating and Governance Committee may take into account the benefits of diverse viewpoints as well as the benefits of constructive working relationships among directors.

Limits On Director Outside Activities; Change in Responsibilities

Directors should be willing to devote sufficient time to carry out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as a director.

Directors who also serve as Chief Executive Officers or in equivalent positions should not serve on more than two boards of public companies in addition to the Board, and other directors should not serve on more than four other boards of public companies in addition to the Company’s Board. Current positions in excess of these limits may be maintained unless the Board determines that doing so would impair the director’s service on the Company’s Board.

Directors should offer their resignation in the event of any significant change in their personal circumstances, including a change in their principal job responsibilities.

Term Limits; Retirement Age

The Board does not believe it should establish term limits. The Board believes that term limits hold the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole.

Board members will retire at age 70.

Executive Sessions; Access to Management

The Company’s independent directors will usually meet in executive session either before or after each regularly scheduled Board meeting.

The independent members of the Board shall have access to, and are encouraged to contact, the Company’s management in order to obtain the information necessary to fulfill their duties. The Board may establish a process for such inquiries. Management is encouraged to invite Company employees to Board meetings where management participation will provide the Board with additional insight into the matters being considered.

Retention of Advisors and Consultants

The Board and each Committee of the Board shall have the authority to retain outside financial, legal or other advisors as they deem appropriate, and shall have the authority to obtain advice, reports or opinions from internal and external counsel and advisors, without consulting with or obtaining approval from any officer of the Company.

Board and Committee Evaluation

The Board and each Committee will perform an annual self-evaluation. During the fourth quarter of each year, the directors will be requested to verbally provide their assessments of the effectiveness of the Board and the Committees on which they serve to the Nominating and Governance Committee. The Nominating and Governance Committee should also report its assessment of the Board’s compliance with these principles set forth in these guidelines as well as identification of areas in which the Board or Committees could improve performance.

Communications by Stockholders with Directors

Stockholders who have a concern about the Company’s conduct, or about the Company’s controls or procedures, may communicate such concerns with any and all Company directors by transmitting correspondence by mail, facsimile or email, addressed as follows:

Board of Directors

c/o Corporate Secretary

Entorian Technologies Inc.

8900 Shoal Creek Boulevard, Suite 125

Austin, Texas 78757

Fax: (512) 454-2598

Email Address: slucie@entorian.com

Communications may be confidential or anonymous, and the Company’s Code of Conduct prohibits any employee from retaliating or taking any adverse action against anyone for raising or helping to resolve a concern.

The Corporate Secretary shall receive, distribute to the Board and arrange responses to communications from stockholders and shall be identified as the recipient of such communications in the annual meeting proxy statement.

The Corporate Secretary shall maintain a log of such communications and transmit as soon as practicable such communications to the identified director addressee(s), unless there are safety or security concerns that mitigate against further transmission of the communication, as determined by the Corporate Secretary. The Board or individual directors so addressed shall be advised of any communication withheld for safety or security reasons as soon as practicable. The Corporate Secretary shall relay all communications to directors absent safety or security issues.

The Company will make every reasonable effort to schedule its annual meeting of stockholders at a time and date to maximize attendance by directors taking into account the directors’ schedules. All directors shall make every reasonable effort to attend the Company’s annual meeting of stockholders.

Director Compensation

On an annual basis, the Compensation Committee shall review the compensation for non-employee directors. The Compensation Committee shall be responsible for recommending to the full Board changes in the compensation for non-employee directors, and shall be guided by the following goals:

•	directors should be fairly compensated for the work required in discharge of their duties;

•	compensation should align the directors’ interests with the long-term interests of stockholders; and

•	the compensation policy should be easy for stockholders to understand.

While the Board does not shall not establish the level of share ownership for individual directors, the Board believes that directors’ holding equity securities aligns their interests with the long-term interests of the Company’s stockholders.

Director Education and Orientation

The Chief Financial Officer and the General Counsel shall be responsible for providing an orientation for new directors, and for periodically providing materials or briefing sessions for all directors on subjects that would assist them in discharging their duties. Any orientation program shall include meetings with senior management and visits to the Company’s facilities. Incumbent directors shall also be invited to attend the orientation program. All directors will comply with any continuing education requirements developed by the NASD.

Chief Executive Officer Evaluation

The Compensation Committee conducts a review at least annually of the performance of the Chief Executive Officer. The Compensation Committee shall establish the evaluation process and determine the specific criteria on which the performance of the Chief Executive Officer is evaluated.

Succession Planning

The Compensation Committee shall conduct a periodic review of the Company’s succession planning for its executive officers, including policies and principles for Chief Executive Officer selection and succession in the event of an emergency or the retirement of the Chief Executive Officer. The Committee shall report its recommendation to the Board. The Nominating and Governance Committee shall evaluate and nominate potential successors to the Board as circumstances warrant.

Stockholder Rights Plan

The Company does not have a stockholder rights plan (“poison pill”) and does not intend to adopt one.

EXHIBIT E

Entorian Technologies Inc.

AMENDED AND RESTATED

2003 STOCK OPTION PLAN

As amended on November 10, 2003, August 8, 2005, August 30, 2007

and February 28, 2008

(and split adjusted on January 16, 2004)

1. Establishment, Purpose and Term of Plan.

1.1 Establishment. The Staktek Holdings, Inc. 2003 Stock Option Plan (the “Plan”) was established effective as of July 7, 2003, was amended effective as of November 10, 2003, August 8, 2005, August 30, 2007, and is amended effective February 28, 2008 to reflect the name change of the Company to Entorian Technologies Inc.

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2. Definitions and Construction.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(b) “Cause” shall mean any of the following: (i) the Optionee’s theft of Company property or falsification of any Participating Company documents or records; (ii) the Optionee’s improper use or disclosure of a Participating Company’s confidential or proprietary information; (iii) any action by the Optionee which has a detrimental effect on a Participating Company’s reputation or business; (iv) the Optionee’s failure or inability to perform any reasonable assigned duties or the breach by Optionee of any duties to the Company or its stockholders; (v) any breach by the Optionee of any employment or service agreement between the Optionee and a Participating Company; or (vi) the Optionee’s conviction (including any plea of guilty or no contest) of any felony, criminal fraud, theft or crime of moral turpitude.

(c) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(d) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(e) “Company” means Entorian Technologies Inc., a Delaware corporation, or any successor corporation thereto.

(f) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(g) “Director” means a member of the Board or of the board of directors of any other Participating Company.

(h) “Disability” means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

(i) “Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(l) “Incentive Stock Option” means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(m) “Insider” means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(n) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

(o) “Option” means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(p) “Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of “Notice of Grant of

Stock Option” and a form of “Stock Option Agreement” incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

(q) “Optionee” means a person who has been granted one or more Options.

(r) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(s) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(t) “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

(u) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(v) “Securities Act” means the Securities Act of 1933, as amended.

(w) “Service” means an Optionee’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. An Optionee’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee’s Service. Furthermore, an Optionee’s Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee’s Service shall be deemed to have terminated unless the Optionee’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee’s Option Agreement. The Optionee’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee’s Service has terminated and the effective date of such termination.

(x) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(y) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(z) “Ten Percent Owner Optionee” means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. Administration.

3.1 Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.

3.2 Authority of Officers. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

(b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee’s termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

(e) to approve one or more forms of Option Agreement;

(f) to amend, modify, extend, cancel or renew any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

(g) to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee’s termination of Service with the Participating Company Group;

(h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

(i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.4 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. Shares Subject to Plan.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be eleven million, five hundred and thirty thousand (11,530,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company at the Optionee’s exercise price, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.

4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5. Eligibility and Option Limitations.

5.1 Persons Eligible for Options. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Option.

5.2 Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

5.3 Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such

Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6. Terms and Conditions of Options.

Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) provided that the Optionee is an Employee and in the Company’s sole discretion at the time the Option is exercised, by delivery of the Optionee’s promissory note in a form approved by the Company for the aggregate exercise price, provided that, if the Company is incorporated in the State of Delaware, the Optionee shall pay in cash that portion of the aggregate exercise price not less than the par value of the shares being acquired, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

(iii) Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company’s securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

6.4 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group’s tax withholding obligations have been satisfied by the Optionee.

6.5 Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

6.6 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Optionee’s termination of Service only during the applicable time period determined in accordance with this Section 6.6 and thereafter shall terminate:

(i) Disability. If the Optionee’s Service with the Participating Company Group terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such other period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Optionee’s Service with the Participating Company Group terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death at any time prior to the expiration of twelve (12) months (or such other period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date. The Optionee’s Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months (or such other period of time as determined by the Board, in its discretion) after the Optionee’s termination of Service (unless the termination was for Cause).

(iii) Cause. If the Optionee’s Service with the Participating Company Group is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

(iv) Other Termination of Service. If the Optionee’s Service with the Participating Company Group terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such other period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date.

6.7 Transferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in Rule 701 under the Securities Act, and the General Instructions to Form S-8 Registration Statement under the Securities Act.

7. Standard Forms of Option Agreement.

7.1 Option Agreement. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

7.2 Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms.

8. Change in Control.

8.1 Definitions.

(a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(b) A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

8.2 Effect of Change in Control on Options. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Change in Control, the exercisability and vesting of each outstanding Option shall accelerate in full and shall become fully vested and exercisable as of the date ten (10) days prior to the date of the Change in Control, provided that the Optionee’s Service has not terminated prior to such date. The exercise or vesting of any Option and the acquisition of any shares upon the exercise thereof that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement.

9. Provision of Information. Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

10. Compliance with Securities Law. The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

11. Termination or Amendment of Plan. The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

12. Stockholder Approval. The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the “Authorized Shares”) shall be approved by the stockholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to stockholder approval of the Plan or in excess of the Authorized Shares previously approved by the stockholders shall become exercisable no earlier than the date of stockholder approval of the Plan or such increase in the Authorized Shares, as the case may be.

Detach Here

2008 ANNUAL STOCKHOLDERS’ MEETING

RESERVATION REQUEST FORM

If you plan to attend the 2008 Annual Stockholders’ Meeting of Entorian Technologies Inc., please complete the following information and return to Stephanie Lucie, Senior Vice President, General Counsel and Secretary, Entorian, 8900 Shoal Creek Blvd., Austin, TX 78757.

Your name and address:

Number of shares of Entorian common stock you hold:

If the shares listed above are not registered in your name, identify the name of the registered stockholder below and include evidence that you beneficially own the shares.

Registered stockholder:
(name of your bank, broker or other nominee)

THIS IS NOT A PROXY CARD

Entorian Technologies Inc.

OPTIONS FOR SUBMITTING PROXY

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and create an electronic voting instruction form.

VOTE BY PHONE #-###-###-####

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Entorian Technologies Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Entorian Technologies Inc.

Proposal 1 - Election of Directors

For

All Withhold All For All

Except: To withhold authority to vote for any individual, mark “For All Except” and write the nominee’s number on the line below.

Nominees:

(01) Joseph C. Aragona (05) Joseph A. Marengi

(02) Kevin P. Hegarty (06) A. Travis White

(03) Clark W. Jernigan

(04) Wayne R. Lieberman

Proposal 2 - To approve an increase in the number of shares of the Company’s authorized common stock reserved for issuance under the Company’s 2003 Stock Option Plan by 3.5 million shares.

The Board of Directors Recommends a Vote FOR both proposals.

In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment(s) thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR item 1. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Each joint owner should sign. Signatures should correspond with the names printed on this Proxy. Attorneys, executors, administrators, guardians, trustees, corporate officers or others signing in a representative capacity should give full title.

Signature (PLEASE SIGN WITHIN THE BOX) Date Signature (Joint Owners) Date

ENTORIAN TECHNOLOGIES INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

annual meeting of stockholders

april 17, 2008

The Stockholder(s) hereby appoint(s) W. Kirk Patterson and Stephanie A. Lucie, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Entorian Technologies Inc. that stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 P.M. Central Time on April 17, 2008 at Entorian Technologies Inc., 8900 Shoal Creek Blvd., Suite 125, Austin, Texas 78757, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

please mark, sign, date and return this proxy card promptly using the enclosed reply envelope.

continued and to be signed on reverse side